ANALYST PRESENTATION February 7, 2017 Paul B. Murphy, Jr. Chairman and CEO Investor Presentation August 2019 Exhibit 99.1

Disclaimers This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2018, and our Registration Statement on Form S-4 filed with the SEC on July 20, 2018, other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and the following factors: business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic market areas; economic, market, operational, liquidity, credit and interest rate risks associated with our business; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; the laws and regulations applicable to our business; our ability to achieve organic loan and deposit growth and the composition of such growth; increased competition in the financial services industry, nationally, regionally or locally; our ability to maintain our historical earnings trends; our ability to raise additional capital to implement our business plan; material weaknesses in our internal control over financial reporting; systems failures or interruptions involving our information technology and telecommunications systems or third-party servicers; the composition of our management team and our ability to attract and retain key personnel; the fiscal position of the U.S. federal government and the soundness of other financial institutions; the composition of our loan portfolio, including the identity of our borrowers and the concentration of loans in energy-related industries and in our specialized industries; the portion of our loan portfolio that is comprised of participations and shared national credits; the amount of nonperforming and classified assets we hold; the possibility that the anticipated benefits of the merger with State Bank are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Cadence does business. Cadence can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this communication, and Cadence does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Certain of the financial measures and ratios we present, including “efficiency ratio,” “adjusted efficiency ratio,” “adjusted noninterest expenses,” “adjusted operating revenue,” “tangible common equity ratio,” “tangible book value per share” and “return on average tangible common equity”, “adjusted return on average tangible common equity”. “adjusted return on average assets”, “adjusted diluted earnings per share” and “pre-tax, pre-provision net earnings,” are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the Appendix.

The Cadence Value Proposition Key Investment Highlights Well Positioned in Attractive Markets in Texas and the Southeast Proven Business Model Focused on Client Relationships, High Touch and Personal Service Growth Driven by Middle Market C&I focus, Specialized Industries and Texas Market Mid-Sized Bank with Large Bank Skill Set and Talent Disciplined Underwriting and Well Established Risk Management Framework Attractive Run-Rate Core Profitability and Return Profile Respected Veteran Management Team and Board of Directors Growth Strong organic loan and deposit growth of 15-16% compound annual rate for the 5-year period from 2013 to 2018 while continuing to maintain strong asset quality alongside the company’s growth January 2019 closing of State Bank acquisition creates leading regional banking franchise with $17.5 billion in assets 2019 organic loan and deposit growth targets 8-10% Net Interest Margin Attractive net interest margin at 3.97% on $16.3 billion of earning assets Consistent annual increases in net interest income driven by growth in both loans and deposits $4 billion collar hedge protects margin with declining interest rates: in a -100bp interest rate scenario, net interest income is modeled to decline 1% Operating Leverage Since 2014, the Efficiency Ratio has dropped from 74.3% to 52.2% in 2Q19 (50.0% on an “Adjusted” basis) Further efficiencies based on scale anticipated over time, maintaining our commitment to the long-term target of mid-40% efficiency ratio Run rate expenses reflect full realization of State Bank anticipated savings along with an annualized mid single digit expense growth rate expectation Capital Maintain strong capital ratios providing optionality to support organic growth, acquisitions or continued capital return Quarterly dividend of $0.175 per share; $50 million share repurchase authorization announced July 2019 TBV/Share of $14.21 at June 30, 2019, up over 10% from the prior year

Historical Financial Performance 44% 62% 74% 17% 26% 74% 80% 84% 20% 16% 92% 8% 96% 4% “CAGR” represents the compounded annual growth rate for the 5-year period from 2013 to 2018 (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix 2014 2015 2016 2017 2018 1Q19 2Q19 4.06% 3.29% 3.30% 3.57% 3.61% 4.21% 3.97% Net Interest Margin (%) CAGR: 16% CAGR: 15% CAGR: 8% CAGR: 30% CAGR: (8)% CAGR: 36 bps

Net Income ($mm) Key Profitability Metrics Earnings Per Share Return on Tangible Equity Return on Assets (1) “Adjusted” figures are considered non-GAAP financial measures. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix GAAP Reporting Basis Adjusted ("Non-GAAP")(1)

Executive Management Team – Proven & Experienced Executive Officers Previous Experience Paul B. Murphy, Jr. Chairman and CEO Co-Founder and former CEO of Amegy Bank Grew Amegy Bank from 1 location / $75mm in assets in 1990 to 85 locations / $11bn in assets by 2010 Generated a 36x return and 16 year IRR of 25%+ for initial investors when sold to Zions in 2005 Spent 9 years at Allied Bank of Texas/First Interstate Samuel M. Tortorici President CEO of Regions Bank C&I business Oversaw ~$40bn of loans and deposits generating over $1bn in revenue. Led 500 bankers across 16 states Over 12 years In the Atlanta market, integrated one whole bank acquisition and grew business services, wealth, retail and specialized industries Valerie C. Toalson Chief Financial Officer CFO of BankAtlantic Bancorp (7 years) 13 years at Bank of Oklahoma in various senior roles including Controller, Credit Services and Chief Auditor Financial Services Audit Manager at Price Waterhouse Hank Holmes EVP Business Services President of Cadence Bank Former Director of Special Assets, Private Banking and Commercial Real Estate divisions at Amegy Bank Texas Spent 18 years at Amegy; 10 years on Executive Management Team Randy Schultz EVP Specialized Industries Founder and managing director of Regions Bank’s Restaurant Banking Group (RRB) Managing Director of Bank of America’s Restaurant and Beverage Finance Group (RBFG) Grew portfolio from $300mm in assets to over $7bn David F. Black EVP Chief Risk Officer Chief Credit Officer and Executive Vice President of State Bank Director of Corporate Strategy at First Horizon National Corporation and held various leadership roles at Wachovia, Wells Fargo and SunTrust Sheila E. Ray EVP Chief Talent Officer CFO, COO, Corporate Secretary and EVP at State Bank CFO and COO at Eagle Bancshares, acquired by RBC Director of Information Services, Operations and Administrative Services at First National, acquired by Regions

Veteran Board of Directors – Active & Engaged Precious W. Owodunni Virginia A. Hepner J. Thomas Wiley, Jr. Marc J. Shapiro Scott M. Stuart J. Richard Fredericks William B. Harrison, Jr. Joseph W. Evans Paul B. Murphy, Jr. President of Mountaintop Consulting, LLC Former President and CEO of the Woodruff Arts Center and retired EVP of Wachovia Bank Former Director, Vice Chairman, and Chief Executive Officer of State Bank Financial Co-Founder and Managing Partner of Sageview Capital LP Founding Partner and Managing Director at Main Management, LLC Lead Outside Director of Cadence Bancorporation, Retired CEO of JPMorgan Chase & Co. Vice Chairman of Cadence Bancorporation, Former Chairman of State Bank Financial Chairman and CEO Officer of Cadence Bancorporation Kathy Waller Former Chief Financial Officer and President, Enabling Services of The Coca-Cola Company Retired Non-Executive Chairman of JPMorgan Chase & Co.’s Texas operations Diversified…..Devoted…..Experienced

Cadence Bank History - A Franchise Evolved March 2011 Cadence Bank, N.A. Starkville, MS-based $1.5bn in assets 38 branches 126-yr history July 2012 Encore Bank, N.A. Houston, TX-based $1.6bn in assets 12 branches Linscomb & Williams Encore Trust Town & Country Insurance April 2011 Superior Bank, N.A. Birmingham, AL-based $2.6bn in assets 73 branches 54-yr history FDIC Loss Share Agreement ($ in millions) 2013 2014 2015 2016 2017 2018 2Q19 Assets $6,453 $7,945 $8,812 $9,531 $10,949 $12,730 $17,504 Loans $4,859 $6,193 $6,917 $7,433 $8,253 $10,054 $13,628 Acquired $1,466 $1,073 $730 $554 $458 $550 $3,566 Originated $3,394 $5,120 $6,186 $6,879 $7,795 $9,504 $10,062 Deposits $5,347 $6,580 $6,987 $8,017 $9,011 $10,709 $14,488 Branches 99 81 66 66 65 66 98 FTEs 1,373 1,344 1,218 1,193 1,205 1,170 1,800 September 2011 Added a 16 person C&I team in Houston December 2011 Added a 6 person Specialized Industries lending team including Healthcare and Restaurant August 2012 Tampa Commercial Banking Business Banking Treasury Management April 2017 $173mm Initial Public Offering Capital Raise M&A / Recruit Talent Growth & Operating Leverage FORMATION 2009 – Oct. 2010 Cadence Bancorp, LLC Board of Directors and management team formed Buy/recap distressed banks in need of capital and mgt. $1bn committed capital raise RETURN OF CAPITAL - LLC Nov. 2017 – Sep. 2018 April 2017 IPO provided access to public markets Three marketed follow-on offerings totaling $1.1b Two block trades totaling $688mm and final share distribution by LLC 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Cadence Branch (66) State Bank Branch (32) Cadence LPO / Trust Office January 2019 Announced acquisition Atlanta, GA-based $4.9bn in assets 32 branches Merger History Recruit Teams / Organic Growth

$17.5 billion of Assets $13.6 billion of Loans $14.5 billion of Deposits ~$300 million legal lending limit Enhancing A Compelling Growth Story Source: SNL Financial and Company reports. Unaudited financial highlights are historical and do not include any pro forma acquisition accounting adjustments. Ranking based on FDIC deposit data as of June 30, 2018. 1 Based on non-CCAR Banks. 98 branches over six states ~295k individual business and consumer clients Merger date Jan 1, 2019 Creates leading regional banking franchise – scale, growth, asset sensitive profile Enhances growth-centric profile with a strong footprint throughout Atlanta, middle, and coastal Georgia markets Export Cadence and State Bank’s core competencies across the combined local and national businesses Expands middle market C&I lending franchise and new wealth & trust capabilities to customers throughout Atlanta and other Georgia markets 4th largest bank in Georgia1 6th largest bank in Atlanta1 6th largest BHC w/ HQ in Texas 75th largest bank in U.S.

Straightforward Business Model Markets People Mission, Values and Vision Our Vision … To be one of the top performing banks in the nation. Our Core Values … Do Right: Do right by others. Your customers, your colleagues and yourself. Own It: Own your actions. Be as accountable for what works as what doesn't. Doers are those who try new approaches. And every step forward eventually becomes the path for others to follow. Embrace We: Nothing is more powerful than what comes from bringing together a diverse group of passionate professionals committed to their colleagues, customers and community. Fresh Thinking Welcome Here: Achieving our vision depends on each of us challenging convention to find new and better ways to do the things that will separate us from our competition and best serve our clients. We must be willing to lead in order to create meaningful solutions for our clients. The Cadence Difference To deliver a better banking experience for every client. Our Mission … We will design for them. Respond to them. And learn from them. We will ignite our talented team to relentlessly pursue the most innovative products and best services and practices in all we do. We will utilize technology to deliver timely and superior solutions for our customers. We will be a bank our customers will be proud of. We will be the bank to get it right. It Matters Who You Choose to be Your Banker

Commentary $ in billions Markets with large, growing populations Texas is the 2nd largest economy among U.S. states and 10th largest global economy Texas has an attractive infrastructure supported by job growth, active business climate, strong trade and foreign investment State Bank enhances growth-centric profile with key metro-market additions in Atlanta, Augusta, and Greater Savannah Georgia has 1,000+ companies in the $50 to $500 million revenue Middle Market space Birmingham, Tampa and Huntsville are established and stable Southeast markets Southeast markets provide steady growth and high quality funding to complement our Texas franchise Source: U.S. Census data from Nielsen, Bureau of Labor Statistics and SNL Financial; Deposit market share data as of June 30, 2018. Attractive Markets – Diverse and Complementary Review of Largest MSAs (6/30/18)

Houston’s Attractive Growth Outlook Source: U.S. Department of Labor, SNL, U.S. Census data from Claritas, BEA, Greater Houston Partnership, U.S. Department of Commerce and Forbes. Note: Historical U.S. and Texas growth rates shown as CAGRs. 4th most populous city in the U.S. with 2.3mm residents and 5th largest MSA by population in the U.S. with 6.9mm residents Fastest growing metropolitan area, by population, among the top 25 largest metropolitan areas in the U.S. 2018 single family home sales beat 2017’s record volume by nearly 4% If Houston was a country, it would be the 26th largest country in the world (~$500bn of GDP) Houston has more jobs than 35 states in the U.S. 4th most Fortune 500 headquarters with 21; 44 Fortune 1,000 headquarters Largest port system in the U.S., large and growing medical center, technology hub, energy epicenter and petrochemical production The Houston Market Provides Size, Scale and Diversity U.S. ’13-’18: 1.6% Houston ‘13-’18: 2.1% 2mm jobs added over last 40 years (~50K per Year) Diversified Economy Houston Population Growth (000s) Growing Non-Energy Jobs (000s) Houston Total Job Growth

Atlanta’s Attractive Growth Outlook Source: Metro Atlanta Chamber, SNL, Fortune, KPMG, Site Selection and Area Development. Note: 5-Year CAGRs based on most recently available information. 9th largest MSA by population in the U.S. with 6.0mm residents and more than 220K businesses Atlanta is one of the fastest growing MSAs in the U.S. and has the 10th largest economy in the U.S. as measured by Gross Metro Product (GMP) There are more Fortune 500 companies headquartered in Atlanta than Dallas and Nashville combined Atlanta is the 6th largest U.S. industrial real estate market Atlanta has the lowest relative cost of doing business among the nation’s 10 largest metro areas Atlanta Market Provides Avenue for Significant Growth and Business Development Diversified Economy Atlanta Population Growth (000s) Healthy Labor Market (000s) Selected 5-Year CAGRs Fortune 500 US ’13-’18 CAGR: 0.8%

Proven Business Model & Long-Term Client Relationships Banking Financial Services (1) Reflects combined Cadence Bancorporation information as of June 30, 2019. Excludes corporate expenses. Segment Revenue Contribution(1) Product Offering Commercial Banking Corporate and middle market commercial and industrial Specialized industries (restaurant, healthcare, technology) Energy Community and small business banking Commercial real estate Asset-based & correspondent lending Retail Banking Business banking (serves ~59k businesses) Retail and other consumers (serves +235k individuals) Private Banking SBA Lending Treasury/Cash Management Commercial services for deposit management Altera Payroll Services Investment Management Focus on the affluent and high net worth segments Linscomb & Williams – 45+ year history Trust Services Personal and institutional trust services Specialty in court-created trusts Portfolio managers average 25 years of experience Focused on delivering high-touch, personalized service across our franchise; Over 190 relationship managers with an average of 22 years of experience(1) YTD 2019 Total Revenue(1): $ 400.9mm

Highlights Loan Portfolio Overview $ in millions, unless otherwise indicated Broad-Based Loan Generation Total loans of $13.6 billion were flat QoQ, reflecting intentional efforts to moderate loan growth in 2019 and the impact of ~$160 million in loan sales. New business development remain healthy, as our experienced bankers across the regional markets remain focused on selectively growing customer relationships. (1) Period End Financials. (2) Figures do not equal 100% due to rounding. (3) Favorable (Unfavorable) comparison versus prior period. YoY represents 6/30/19 vs. 6/30/18. QoQ represents 6/30/19 vs. 3/31/19. 2Q19 Loan Breakdown and Historical Comparison

Loan Portfolio Metrics $ in millions, unless otherwise indicated Total Loans by Location Note: Figures may not total due to rounding.

Credit Quality $ in millions, unless otherwise indicated Nonperforming Assets(1) Highlights Allowance for Credit Losses Rollforward (1) NPA% represents total nonperforming assets (NPAs) to total loans and OREO and other NPAs NPA%(1) increased to 0.85% compared to 0.63% in both 1Q18 and 0.80% in 4Q18. Total nonperforming assets increased $30 million from the prior quarter, primarily from the addition of three loans, and increased $59 million from the prior year period. Originated portfolio delinquency (30+ days past due) remained relatively flat at 22 bps compared to 23 bps in 1Q19. Net-charge offs of $18.6 million during the quarter were predominantly related to four credits, all previously designated as impaired. The Net Charge-Offs to Average Loans ratio has averaged 18 bps over the last four quarters. Provision in 2Q19 of $28.9 million included $19.6 million driven by charge offs and increases in reserves on specifically reviewed credits, along with general credit migration. The allowance for credit losses was $115.3 million or 0.85% of total loans at 2Q19, up from 0.77% in 1Q19. The allowance for credit losses for originated loans was $105.4 million or 1.04% of total loans at 2Q19, up from 0.98% in 1Q19.

Comprehensive and Consistent Approach to Credit Risk Management Risk Management Framework Governance & Compensation Committee Risk Management Committee Audit Committee Robust Lines of Defense Committee Structure Providing Effective Challenge from Management and Board Tone at the Top A risk culture of responsibility and accountability Bad news must travel fast Twice weekly Senior Loan Committee meetings where Executive Management sets clear tone from the top regarding credit quality Effective challenge Open and frequent communication between multiple lines of defense Credit Risk Appetite Credit trends monitored monthly on an enterprise basis Key risk indicators reported monthly with required remediation plans if thresholds are exceeded Risk appetite and direction of risk analysis by portfolio Quarterly wholistic comparison of credit risk profile to credit risk appetite Understanding Risk Dual risk ratings with Probability of Default (PD) & Loss Given Default (LGD) Enhanced data & analytics by portfolio Periodic comparison to peers through the credit life cycle Standards for measuring interest rate risk on a individual loan basis Compliance customer conduct and anti- money laundering risk management in high risk relationships Oversight Credit metrics presented to full Board at every meeting Detailed credit risk portfolio reporting reviewed monthly by Chairman, CEO, President, CRO and other executives Extensive concentration limits by asset class and credit structure (including leveraged loans and enterprise value) Dynamic concentration limits with weighted average risk ratings by asset class Continuous Credit Challenge/ Monitoring Consistently managed and monitored Financial Statement, borrowing base certificates and loan compliance certification Pre-loan field audits and post-loan field audits Semiannual reviews > $10mm / Annual > $2.5mm / Criticized assets quarterly >$1mm Rigorous loan review, with significant coverage of the portfolio, reporting directly to the Board

Highlights Core Deposit(2) Growth $ in millions, unless otherwise indicated Deposit Growth 2Q19 Deposit Breakdown and Comparison Core Deposits(2) increased $276 million, or 2% QoQ, while brokered deposits declined to 6% of total deposits at the end of 2Q19. On July 3, 2019, $228 million in brokered deposits matured without renewal. Total deposits increased by $1.1 billion or 11% YoY excluding the impact of the State Bank merger. Noninterest bearing deposits increased $87 million or 3% since 1Q19 and now make up 23% of total deposits. (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 6/30/19 vs. 6/30/18. QoQ represents 6/30/19 vs. 3/31/19. (2) Core deposits are defined as total deposits excluding brokered deposits (3) Figures may not total due to rounding Core Deposit Geography (6/30/19)(3)

Net Interest Margin $ in millions, unless otherwise indicated Highlights (1) Acquired non-credit impaired (“ANCI”) loans NIM, Yields & Costs Net interest margin of 3.97% for 2Q19 vs. 4.21% for 1Q19 reflected solid growth in both average loans and deposits with an expected modest increase in core deposit costs combined with a slightly softer originated loan yield. The quarterly change in NIM was also negatively impacted 14bp from timing related to our hedges and changes in acquired loan accretion. Originated loan yields excluding hedge impact, were 5.56% in 2Q19 compared 5.60% in 1Q19. Approx. 69% of the total loan portfolio is floating at 2Q19. Total cost of deposits was 1.39% for 2Q19 up 9bp from 1Q19. 2Q19 deposit costs were impacted primarily by increases from the lag impact of 2018 Fed rate increases in both interest-bearing demand and time deposits, as well as seasonal brokered deposits averages. Total earning asset yields increased 60 bp from the year ago period to 5.35% as the total cost of interest bearing liabilities increased 42 bp to 1.91% year over year. Due to the impact of our derivatives reducing our inherent asset sensitivity, in an instantaneous -100bp interest rate scenario, net interest income is modeled to decline only 1% over a forward 12-month time period, meaningfully less than peers. Net Interest Margin (TE) Rollforward(1)

Highlights Attractive Noninterest Income Platform Total Noninterest Income Composition(1) Total Noninterest Income Growth(3) $ in millions, unless otherwise indicated 2Q19 Total Noninterest Income: $ 31.7mm Total noninterest income of $31.7 million, up $7.1 million or 28.6% from 2Q18, and an increase of $1.1 million or 3.5% from 1Q19. Noninterest income as a percent of operating revenue was 16.5% for 2Q19 and includes the addition of State Bank and new revenue sources. The broad diversification in noninterest income is highlighted by 18% investment advisory fees, 17% credit fees, 15% deposit service fees, and 14% trust services. Assets Under Management(2) (1) Figures may not total due to rounding (2) Total Assets Under Management adjusted to exclude Escrow, Safekeeping & QSF (3) Cadence Insurance was sold to Baldwin Krystyn Sherman Partners in June 2018 Total Noninterest Income / Operating Revenue 20.6% 19.6% 16.9% 15.3% 16.5%

Expense Management & Operating Leverage Noninterest Expense ($mm) Highlights 2Q19 adjusted net income(1) was $51.5 million for 2Q19, an increase of $9.3 million compared to 2Q18 due to organic growth & State Bank merger. The adjusted efficiency ratio(1) of 50.0% for 2Q19 is indicative of strong operating efficiency throughout the organization. The combination with State Bank brings further opportunity to leverage balance sheet growth. 2019 adjusted expenses are expected to reflect full planned State Bank efficiencies along with mid-single digit organic growth in expenses from 4Q18 core run rate. Efficiency Ratio(1) (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix GAAP Reporting Basis Adjusted ("Non-GAAP")(1) Net Income ($mm)

Supplementary Information

CBRG Portfolio Overview1 Specialized Industries: Restaurant Banking $ in millions, unless otherwise indicated Total Restaurant Industry Loans1 Approximately $1 billion of CBRG loans with an average loan size of ~$14 million as of 6/30/19 As of 6/30/19, approximately 70% franchisee clients and ~30% franchisors-operating companies Strong relationships and active portfolio management: 73% limited service and 27% full service restaurants Diversified exposure across 42 concepts and multiple geographies (1) Total Restaurant Industry Loans for Cadence Bancorporation, as reported in our publicly filed financial statements, are based on NAICS codes and include certain loans originated outside of the Cadence Bank Restaurant Group (CBRG). Other figures are for CBRG only. CBRG Sector Concentration CBRG Concept Exposure Mix

CBHBG Portfolio Overview1 Specialized Industries: Healthcare Banking $ in millions, unless otherwise indicated Total Healthcare Industry Loans1 Approximately $544 million in Healthcare Banking Group (CBHBG) funded loans, $685 million in total committed balances, and 45 clients as of 6/30/19 Granular portfolio with average funded loans of approximately $12 million Approximately 85% of clients are based in or have significant operations in Texas and the Southeastern United States Highly selective client acquisition strategy focused on: Strong and experienced management teams Appropriate healthcare sector selection Client partners (management and private equity) looking to use moderate leverage Significant equity and junior capital in client capital stack (Typical capital structure has equity as a minimum of 40-50% of total capital). Well-diversified by sector: The REIT sector includes clients with portfolio diversification at the client level Additional diversification within the sectors. For example, Post-acute includes Home Health, Hospice and Nursing. (1) Total Healthcare Industry Loans for Cadence Bancorporation, as reported in our publicly filed financial statements, are based on NAICS codes, excluding non-owner occupied CRE, and include certain loans originated outside of the Cadence Bank Healthcare Group (CBHBG). Other figures are for CBHBG only, which include certain healthcare related loans categorized as non-owner occupied CRE in our financial statements, and are therefore not included in the above Healthcare Industry NAICS figures. CBHBG Sector Concentration1

CBTBG Portfolio Overview Specialized Industries: Technology Banking $ in millions, unless otherwise indicated CBTBG Total Loans Over $1 billion in commitments since inception in Technology Banking Group (CBTBG). Provide Debt Financing to technology companies (EBITDA typically > $10 million) whose products are: Already adopted by the markets – No venture/start-up Defensible and sustainable Scalable for revenue growth Well-diversified sector investment in 20 sub-verticals (1) Data reflects Cadence Bank Technology Banking Group (CBTBG) information only. Technology industry loans for Cadence Bancorporation, as reported in our publicly filed financial statements, are based on NAICS codes and include certain loans originated outside of CBTBG. CBTBG Sector Concentration CBTBG Vertical Concentration

Portfolio Overview Energy Portfolio $ in millions, unless otherwise indicated Total Energy Industry Loans (Quarterly) Our team of relationship managers with between 15 to 30+ years of experience, have significant industry and customer expertise Conservative sector level (Midstream, E&P, Services) underwriting guidelines, active portfolio monitoring, and ongoing stress testing Stable credit portfolio due to active resolutions and improvement in overall energy sector environment 61% of energy loans consist of Midstream, with zero net charge-offs since inception Portfolio Mix (6/30/19) Portfolio Trends (Last 5 years) Energy Loans / Total Loans 17.6% 15.4% 12.6% 11.3% 12.8 % Energy NPLs / Energy Loans 0.6% 4.5% 12.1% 4.6% 1.6%

Second Quarter 2019 Highlights $ in millions, except per share and unless otherwise indicated (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 6/30/19 vs. 6/30/18. QoQ represents 6/30/19 vs. 3/31/19. (2) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix (3) Annualized for the three month periods

Net Interest Income Dynamics $ in millions, unless otherwise indicated (1) Favorable (Unfavorable) comparison versus prior period.

Summary Income Statement $ in millions (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix Note: Figures may not total due to rounding.

Components of Net Income $ in millions Note: Figures may not total due to rounding.

Summary Balance Sheet – Period End $ in millions Note: Figures may not total due to rounding.

Capital Ratios

Allowance for Credit Losses Rollforward $ in thousands Note: Figures may not total due to rounding.

Energy Loans Detail $ in millions Note: Figures may not total due to rounding. .

Non-GAAP Measures and Ratio Reconciliation $ in millions (1) Other non-routine expenses for 2Q18 were $1.1 million and included expenses related to the sale of the assets of our insurance company. This compares to $2.3 million for 1Q18, representing legal costs associated with litigation related to a pre-acquisition matter of a legacy acquired bank that has been resolved. Note: Figures may not total due to rounding.

Non-GAAP Measures and Ratio Reconciliation, continued Note: Figures may not total due to rounding. (1) Annualized for the three month periods. $ in millions, unless otherwise indicated

Non-GAAP Measures and Ratio Reconciliation, continued $ in millions, unless otherwise indicated (1) Annualized for the three month periods. (2) Other non-routine expenses for 2Q18 were $1.1 million and included expenses related to the sale of the assets of our insurance company. This compares to $2.3 million for 1Q18, representing legal costs associated with litigation related to a pre-acquisition matter of a legacy acquired bank that has been resolved. Note: Figures may not total due to rounding.